UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2021

Myomo, Inc.

(Exact Name of Company as Specified in Charter)

Delaware	001-38109	47-0944526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

137 Portland St., 4th Floor, Boston, Massachusetts	02114
(Address of Principal Executive Offices)	(Zip Code)

Company’s telephone number, including area code: (617) 996-9058

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MYO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Myomo, Inc. (the “Company”) filed a Second Certificate of Amendment to its Eighth Amended and Restated Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware on June 10, 2021 (the “Amendment”). The Amendment was filed to effectuate a decrease of the Company’s authorized number of capital stock to 65,000,000 shares of Common Stock and 10,000,000 shares of undesignated Preferred Stock. The disclosure in Item 5.07 of this Form 8-K is incorporated by reference into this Item 5.03. A copy of the Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 9, 2021. As of April 15, 2021, the record date for the Annual Meeting, there were 5,604,009 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The Company’s stockholders voted on the following matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on April 28, 2021: (i) to elect Thomas A. Crowley and Milton M. Morris as Class I directors of the Company to serve for a three-year term expiring at the Company’s annual meeting of stockholders in 2024 and until his successor has been elected and qualified (“Proposal 1”), (ii) to ratify the appointment of Marcum US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 (“Proposal 2”), and (iii) to approve the adoption an amendment to the Company’s certificate of incorporation to decrease the number of authorized shares of Common Stock and Preferred Stock (“Proposal 3”).

The Company’s stockholders approved the election of Thomas A. Crowley and Milton M. Morris as Class I directors recommended for election in Proposal 1 at the Annual Meeting. The Company’s stockholders voted for the Class I directors as follows:

Nominee	For	Withhold	Broker Non-Votes
Thomas A. Crowley	1,094,116	72,188	1,709,517
Milton M. Morris	1,139,535	26,769	1,706,517

The Company’s stockholders approved Proposal 2. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain
2,845,310	14,143	16,367

The Company’s stockholders approved Proposal 3. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain
2,834,027	28,191	13,602

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

3.1	Second Certificate of Amendment to the Eighth Amended and Restated Certificate of Incorporation, as amended, of Myomo, Inc., filed with the Secretary of the State of Delaware on June 10, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2021	MYOMO, INC.

	By:	/s/ David A. Henry
David A. Henry
Chief Financial Officer